UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03904_

 Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: February 28, 2011

Date of reporting period: August 31,2010

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 8/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	S E M I – A N N U A L R E P O R T
A u g u s t 3 1 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	The Value Line Tax Exempt Fund, Inc.
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00075245

The Value Line Tax Exempt Fund, Inc.

To Our Value Line Tax Exempt

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended August 31, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The uncertain investment environment that prevailed for much of 2009 has continued through 2010. Investors were concerned about the uneven pace of the overall economic recovery and more specifically about those states still challenged by declining income and sales tax revenue as well as large underfunded pension liabilities. A reduced tolerance for risk can be seen by the stronger performance of US Treasuries (+6.60%) over tax-exempt bonds (+5.42%) for the period. The total return of the Value Line Tax Exempt Fund (+5.73%) for the same six-month period outperformed the broader municipal bond market but trailed the returns of US Treasuries.

We continued to follow a conservative investment policy focusing on principal preservation and tax exempt income maximization. The Fund’s focus on the highest quality credits was a slight drag on overall Fund performance. While the average AAA-rated municipal bond returned 4.16% for the period, the average A-rated municipal bond returned 5.90%. The Fund’s overall intermediate maturity bias and slightly long duration relative to the market was strongly additive to performance. While the Fund was slightly underweight the strongly performing long end of the yield curve, the decision to heavily underweight the poorly performing short end of the yield curve while favoring 10-20 year maturities enhanced the Trust’s performance for the period. Despite budgetary pressures at the state and local levels, money continued to flow into tax-exempt mutual funds. This cash inflow provided strong support for a robust new issue market, and the Fund benefitted from increased participation in the new issue market. Additional investment strategies employed for shareholder benefit included a buy-and-hold approach to minimize trading costs, and buying higher coupon bonds while striving to stay fully invested to maximize investment income.

All of us at the Advisor recognize that it has been difficult navigating the capital markets in 2010 and appreciate your confidence in us. We are working to find attractive investments that meet your Fund’s objectives in this period of low interest rates and we continue to welcome the opportunity to serve your investment needs.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Liane Rosenberg
Liane Rosenberg, Portfolio Manager

September 7, 2010

The Value Line Tax Exempt Fund, Inc.

Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter half of 2010, with the nation’s gross domestic product, which increased by 3.7% and 1.6%, respectively in the first and second quarters, likely to advance by an average of about 1.5% in the current half. On balance, we expect the tenuous economic up cycle to remain in place in the coming months, with the chances of a double-dip recession receding somewhat recently. (We place the odds of such a reversal at about one in three.) Here is a look at where we stand:

Economic Growth: We expect such growth to stabilize at very modest levels in the current half and through much of 2011, before advancing onto a more elevated plane. For now, uneven employment trends and a listless housing market figure to be countered to a degree by increasing industrial production, rising factory usage, and improving retail sales. This combination should help keep the nation’s economy moving forward, if unevenly.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil and a range of industrial commodities have been rising in recent months, following earlier slippage, but wage inflation is low and doesn’t figure to increase in the absence of a materially lower jobless rate. We expect relatively tame inflation to persist for another year or two—at least.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at historically low levels until late 2011 or 2012. In fact, we could get further monetary support via the buying of Treasuries, which will help push long-term interest rates down in the interim, as the Fed attempts to inject some needed life into a currently sluggish economy.

Corporate Profits: Earnings rose strongly in the first half of 2010, boosted by cost cutting and selective revenue growth. However, such gains may moderate in the second half. What’s more, we expect profit comparisons to narrow further in 2011, unless our current economic growth assumptions prove conservative.

The Value Line Tax Exempt Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 through August 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/10	Ending account value 8/31/10	Expenses paid during period 3/1/10 thru 8/31/10*
Actual	$1,000.00	$1,057.30	$3.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*
Expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.77% gross of nonrecurring legal fee reimbursement.

The Value Line Tax Exempt Fund, Inc.

Portfolio Highlights at August 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41	$19,000,000	$3,276,740	3.8%
Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	$3,000,000	$3,123,390	3.6%
Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	$2,660,000	$2,972,922	3.5%
Hays Texas Consolidated Independent School District, General Obligation Unlimited, 4.50%, 8/15/32	$2,800,000	$2,889,964	3.4%
Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	$2,500,000	$2,811,200	3.3%
Arlington Texas, Special Tax, 5.00%, 8/15/28	$2,575,000	$2,724,041	3.2%
Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. B, NATL-RE Insured, 5.50%, 7/1/29	$2,000,000	$2,522,700	2.9%
Maryland State, Refunding Bonds, General Obligation Unlimited, Ser. B, 5.00%, 3/1/19	$2,000,000	$2,480,800	2.9%
Northern Illinois Municipal Power Agency, Power Project Revenue, Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured, 5.00%, 1/1/20	$2,215,000	$2,470,611	2.9%
Detroit Michigan Sewage Disposal Revenue Bonds, Refunding, Senior Lien, Ser. A, AGC-ICC MBIA Insured, 5.25%, 7/1/22	$2,135,000	$2,307,657	2.7%

Asset Allocation — Percentage of Fund’s Net Assets

Quality Diversification — Credit Quality expressed as a Percentage of Fund’s Net Assets as of 8/31/10

Aaa/AAA	21.6%
Aa1	8.4%
Aa2	20.1%
Aa3/AA-	17.9%
A1	9.8%
A2/A	8.0%
A3	5.6%
Baa1	5.6%
NR	2.3%
Total Investments	99.3%
Cash and other assets in excess of liabilities	0.7%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)	August 31, 2010

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (99.3%)
	ARIZONA (2.4%)
$2,000,000	Mesa Utility Systems, Revenue Bonds, 4.88%, 7/1/32	Aa2	$2,102,840
	ARKANSAS (1.6%)
	Arkansas State Development Financing Authority, Economic Development Revenue Bonds, Ser. B, ADFA/ADED Guaranteed:
290,000	4.25%, 3/1/15 **		305,054
485,000	4.30%, 3/1/16 **		505,472
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	539,635
			1,350,161
	CALIFORNIA (6.1%)
150,000	Berkeley California, Measure FF-Neighborhood Project, General Obligation Unlimited, 4.00%, 9/1/27	Aa2	156,540
250,000	California State Department of Water Resources Power Supply Revenue, Revenue Bonds, Ser. L, 5.00%, 5/1/15	Aa3	293,197
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, FSA Insured, 0.00%, 8/1/30 (1)	Aa3	175,380
635,000	Folsom Cordova California Unified School District, School Facilities Improvement District No. 3, General Obligation Unlimited, Capital Appreciation, Election of 2007, Ser. A, MBIA Insured, 0.00%, 10/1/21 (1)	A1	363,976
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	Aa3	265,073
2,200,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. A-1, NATL-RE Insured, 4.50%, 1/1/28	Aa2	2,220,504
775,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. B, 4.00%, 7/1/18	Aa2	836,186
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	Aa2	925,178
			5,236,034
	COLORADO (1.4%)
1,000,000	Larimer County Colorado School District No. R-1 Poudre, General Obligation Unlimited, 5.75%, 12/15/21 **		1,169,210
	CONNECTICUT (1.1%)
775,000	Connecticut State, General Obligation Unlimited, Ser. B, 5.00%, 12/1/18	Aa2	952,382

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
	FLORIDA (5.4%)
$1,000,000	Broward County Florida Half-Cent Sales Tax Revenue, Main Courthouse Project, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa2	$1,172,390
685,000	Cape Coral Florida Utility Improvement Assessment, Southwest 4 Area, MBIA Insured, 4.50%, 7/1/18	A2	740,334
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, MBIA Insured, 5.00%, 7/1/22	Aa2	457,558
350,000	Miami-Dade County Florida Aviation Revenue, Refunding Bonds, Miami International Airport, MBIA-RE FGIC Insured, 5.75%, 10/1/17	A2	371,637
1,000,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	1,093,350
250,000	Orlando Florida Capital Improvement Special Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/15	Aa2	290,118
465,000	Polk County Florida Public Facilities, Revenue Bonds, MBIA Insured, 5.00%, 12/1/21	A1	505,274
			4,630,661
	GEORGIA (0.7%)
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Revenue Bonds, Ser. A, 5.00%, 11/1/24	A1	569,640

	ILLINOIS (8.8%)
1,000,000	Chicago Illinois General Obligation Unlimited, Project & Refunding, Ser. A, FSA Insured, 5.00%, 1/1/22	Aa2	1,095,270
2,660,000	Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	Aa3	2,972,922
1,000,000	Illinois Finance Authority Revenue, Refunding Bonds, Shedd Aquarium Society, AMBAC Insured, 5.25%, 7/1/23	A1	1,071,630
2,215,000	Northern Illinois Municipal Power Agency, Power Project Revenue, Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured, 5.00%, 1/1/20	A2	2,470,611
			7,610,433
	INDIANA (6.3%)
2,005,000	Brownsburg Indiana 1999 School Building Corporation, Revenue Refunding Bonds, First Mortgage, Ser. B, FSA State Aid Withholding Insured, 5.00%, 7/15/24	AAA*	2,138,473
1,605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, MBIA Insured, 5.00%, 7/15/21	Baa1	1,761,199
	Franklin Township Indiana School Building Corporation,
	Marion County First Mortgage, Revenue Bonds, MBIA Insured:
210,000	5.00%, 7/15/22	Baa1	225,431
440,000	5.00%, 7/15/23	Baa1	469,902

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

August 31, 2010

Principal Amount		Rating (unaudited)	Value
$750,000	St Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	$812,325
			5,407,330
	KANSAS (0.6%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	531,960
	MARYLAND (4.2%)
1,000,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	1,121,850
2,000,000	Maryland State, Refunding Bonds, General Obligation Unlimited, Ser. B, 5.00%, 3/1/19	Aaa	2,480,800
			3,602,650
	MASSACHUSETTS (3.6%)
2,000,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. B, NATL-RE Insured, 5.50%, 7/1/29	Aa1	2,522,700
500,000	Massachusetts State Consolidated Loan, General Obligation Unlimited, Ser. A, 5.00%, 3/1/16	Aa1	594,675
			3,117,375
	MICHIGAN (2.7%)
2,135,000	Detroit Michigan Sewage Disposal Revenue Bonds, Refunding, Senior Lien, Ser. A, AGC-ICC MBIA Insured, 5.25%, 7/1/22	Aa3	2,307,657
	MISSISSIPPI (2.5%)
2,120,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	2,197,401
	MISSOURI (1.2%)
1,000,000	Bi-State Development Agency Missouri Illinois Metropolitan District Mass Transaction Sales Tax, Revenue Bonds, Remk-Metrolink Cross Country Project, FSA Insured, 5.00%, 10/1/21	Aa3	1,070,620
	NEVADA (2.3%)
1,820,000	Clark County Nevada Airport Revenue, Refunding Bonds, Jet Aviation Fuel Tax, Ser. C, AMBAC Insured, 5.38%, 7/1/16	A1	1,952,132
	NEW JERSEY (2.5%)
2,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 4.00%, 7/1/25	Aaa	2,163,800

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
	NEW YORK (2.3%)
$130,000	New York New York, General Obligation Unlimited, Subser. F-1, 5.00%, 9/1/16	Aa2	$151,022
700,000	New York State, General Obligation Unlimited, Ser. A, 3.00%, 3/1/16	Aa2	755,195
1,000,000	Westchester County New York, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aaa	1,055,010
			1,961,227
	NEW YORK CITY (4.3%)
3,000,000	Municipal Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	3,123,390
250,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. S-1, 5.00%, 1/15/14	Aa3	281,495
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2	280,120
			3,685,005
	NORTH CAROLINA (1.3%)
1,000,000	North Carolina State Public Improvement, General Obligation Unlimited, Ser. A, 5.00%, 5/1/13	Aaa	1,122,000
	NORTH DAKOTA (1.0%)
905,000	Grand Forks North Dakota Health Care Systems Revenue Bonds, MBIA Insured, 5.63%, 8/15/27	Baa1	905,262
	OHIO (3.3%)
2,500,000	Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	Aa3	2,811,200
	OREGON (1.3%)
1,000,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. A, 5.00%, 4/1/29	Aa2	1,120,590
	PENNSYLVANIA (1.3%)
1,000,000	Delaware Valley Pennsylvania Regional Finance Authority Local Government Revenue, Revenue Bonds, Extraordinary Redemption Provision, AMBAC Insured, 5.50%, 8/1/18	A2	1,152,370
	PUERTO RICO (1.6%)
1,320,000	Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Refunding Bonds, Ser.L, NATL-RE Insured, 5.25%, 7/1/35	A3	1,405,549
	TEXAS (24.9%)
2,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	2,724,041

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

August 31, 2010

Principal Amount		Rating (unaudited)	Value
$1,100,000	Dallas Texas Civic Center, Revenue Bonds, Refunding & Improvement, Assured GTY Insured, 5.00%, 8/15/17	Aa3	$1,273,272
	Fort Worth Texas, General Obligation Limited, Certificates Obligation-Parking:
1,035,000	5.25%, 3/1/26	Aa1	1,148,374
650,000	5.25%, 3/1/28	Aa1	712,452
	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A:
945,000	5.00%, 8/15/27	Aa3	1,051,615
1,670,000	5.00%, 8/15/32	Aa3	1,802,464
2,800,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, 4.50%, 8/15/32	AAA*	2,889,964
	Laredo Texas Independent School District Public Facility Corp., Lease Revenue Bonds, AMBAC Insured:
280,000	Ser. A, 5.00%, 8/1/16	A*	287,151
475,000	Ser. B, 5.00%, 8/1/21	A*	482,472
500,000	Ser. C, 5.00%, 8/1/15	A*	513,880
19,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	3,276,740
1,400,000	Southmost Junior College District Texas, General Obligation Unlimited, MBIA-IL-RE Insured, 5.00%, 2/15/25	Baa1	1,484,140
	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured:
2,015,000	5.25%, 8/1/21	A3	2,200,440
1,105,000	5.25%, 8/1/22	A3	1,198,627
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, 5.00%, 8/15/30	AAA*	408,574
			21,454,206
	VERMONT (0.3%)
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	288,103
	VIRGINIA (0.9%)
250,000	Tobacco Settlement Financing Corporation, Revenue Bonds, Asset-Backed, 5.25%, 6/1/19	Aaa	259,948
500,000	Virginia State Public School Authority, School Educational Technology NTS-X, Revenue Bonds, 5.00%, 4/15/13	Aa1	559,740
			819,688
	WASHINGTON (1.1%)
300,000	Energy Northwest Washington Electric Revenue, Project 3, Revenue Bonds, Ser.A, 5.00%, 7/1/17	Aaa	362,316

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
$500,000	King County Washington School District No 405 Bellevue, General Obligation Unlimited, 5.00%, 12/1/19	Aa1	$618,515
			980,831
	WEST VIRGINIA (0.7%)
500,000	West Virginia State, General Obligation Unlimited, 4.00%, 6/1/22	Aa1	561,855
	WISCONSIN (1.6%)
	Wisconsin State, General Obligation Unlimited:
1,000,000	Ser. C, 4.50%, 5/1/20	Aa2	1,184,920
150,000	Ser. C, 5.00%, 5/1/14	Aa2	173,231
			1,358,151
	TOTAL LONG-TERM MUNICIPAL SECURITIES (99.3%) (Cost $80,799,590)		85,598,323
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)		589,306
	NET ASSETS (100.0%)		$86,187,629
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($86,187,629 ÷ 8,644,347 shares outstanding)		$9.97

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
**	Security no longer rated by Moody’s and Standard & Poor’s.
(1)	Zero coupon bond.

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Statement of Assets and Liabilities at August 31, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $80,799,590)	$85,598,323
Receivable for securities sold	1,215,664
Interest receivable	698,856
Receivable for capital shares sold	18,854
Prepaid expenses	4,594
Total Assets	87,536,291

Liabilities:
Due to custodian	861,111
Payable for securities purchased	317,150
Dividends payable to shareholders	69,910
Payable for capital shares redeemed	17,820
Accrued expenses:
Advisory fee	37,755
Other	44,916
Total Liabilities.	1,348,662
Net Assets	$86,187,629
Net assets consist of:
Capital stock, at $0.01 par value (authorized 65,000,000, outstanding 8,644,347 shares)	$86,443
Additional paid-in capital	89,162,575
Distributions in excess of net investment income	(21,611)
Accumulated net realized loss on investments	(7,838,511)
Net unrealized appreciation of investments	4,798,733
Net Assets	$86,187,629
Net Asset Value, Offering and Redemption Price per Outstanding Share ($86,187,629 ÷ 8,644,347 shares outstanding)	$9.97

Statement of Operations for the Six Months Ended August 31, 2010 (unaudited)

Investment Income:
Interest	$1,826,238
Expenses:
Advisory fee	211,798
Service and distribution plan fees	105,899
Auditing and legal fees	22,708
Printing and postage	22,160
Transfer agent fees	17,260
Registration and filing fees	17,193
Custodian fees	12,754
Directors’ fees and expenses	6,097
Insurance	5,275
Other	10,882
Total Expenses Before Custody Credits and Fees Waived	432,026
Less: Legal Fee Reimbursement	(8,313)
Less: Service and Distribution Plan Fees Waived	(105,899)
Less: Custody Credits	(1,348)
Net Expenses	316,466
Net Investment Income	1,509,772
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	196,465
Change in Net Unrealized Appreciation/(Depreciation)	3,028,069
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	3,224,534
Net Increase in Net Assets from Operations	$4,734,306

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended August 31, 2010 (unaudited) and for the Year Ended February 28, 2010

	Six Months Ended August 31, 2010 (unaudited)	Year Ended February 28, 2010
Operations:
Net investment income	$1,509,772	$3,375,135
Net realized gain/(loss) on investments	196,465	(1,155,713)
Change in net unrealized appreciation/(depreciation)	3,028,069	3,320,141
Net increase in net assets from operations	4,734,306	5,539,563

Distributions to Shareholders:
Net investment income	(1,509,772)	(3,377,034)

Capital Share Transactions:
Proceeds from sale of shares	5,465,266	2,253,105
Proceeds from reinvestment of dividends to shareholders	1,083,971	2,454,891
Cost of shares redeemed	(7,653,491)	(7,670,998)
Net decrease in net assets from capital share transactions	(1,104,254)	(2,963,002)
Total Increase/(Decrease) in Net Assets	2,120,280	(800,473)

Net Assets:
Beginning of period	84,067,349	84,867,822
End of period	$86,187,629	$84,067,349
Distributions in excess of net investment income, at end of period	$(21,611)	$(21,611)

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

During the six months ended August 31, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The Value Line Tax Exempt Fund, Inc.

August 31, 2010

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Total Municipal Securities	$0	$85,598,323	$0	$85,598,323
Total Investments in Securities	$0	$85,598,323	$0	$85,598,323

As of August 31, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended August 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. Dividends credited to a shareholder’s account are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains at least annually.

The amount of dividends and distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements (unaudited)

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $8,313 in expense reimbursements from VLI.

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Trustees /Directors of the Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable fund. Toward this end, a special shareholder meeting for each fund will be held at which shareholders as of the record date of August 25, 2010 will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals was mailed to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

(H) Subsequent Events: On October 26, 2010, the Fund held the special meeting described above at which the shareholders approved a new investment advisory agreement between the Fund and EAM to take effect upon the restructuring of EULAV.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Six Months Ended August 31, 2010 (unaudited)	Year Ended February 28, 2010
Shares sold	562,500	234,650
Shares issued to shareholders in reinvestment of dividends and distributions	111,971	257,715
Shares redeemed	(787,353)	(803,738)
Net decrease	(112,882)	(311,373)
Dividends per share from net investment income	$0.3615	$0.3774

The Value Line Tax Exempt Fund, Inc.

August 31, 2010

3. Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Six Months Ended August 31, 2010 (unaudited)
Purchases:
Long-term Obligations	$18,659,014
Sales:
Long-term Obligations	$14,224,887

4. Income Taxes

At August 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$80,799,590
Gross tax unrealized appreciation	$4,806,827
Gross tax unrealized depreciation	($8,094)
Net tax unrealized appreciation on investments	$4,798,733

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $211,798 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended August 31, 2010. This was computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $105,899, before fee waiver, were accrued under the Plan for the six months ended August 31, 2010. Effective July 1, 2008, 2009, and 2010, the Distributor contractually agreed to waive the 12b-1 fee for a one year period. For six months ended August 31, 2010, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the six months ended August 31, 2010, the Fund’s expenses were reduced by $1,348 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund. At August 31, 2010, the officers and director of the Fund as a group owned 739 shares, representing less than 1% of the outstanding shares.

The Value Line Tax Exempt Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Month Ended August 31, 2010 (unaudited)
			Years Ended on Last Day of February,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.60		$9.36	$9.29	$10.56	$10.56	$10.66

Income from investment operations:
Net investment income	0.17		0.38	0.37	0.39	0.40	0.37
Net gains or (losses) on securities (both realized and unrealized)	0.37		0.24	0.07	(1.21)	0.09	(0.04)
Total from investment operations	0.54		0.62	0.44	(0.82)	0.49	0.33

Less distributions:
Dividends from net investment income	(0.17)		(0.38)	(0.37)	(0.39)	(0.40)	(0.37)
Distributions from net realized gains	—		—	—	(0.06)	(0.09)	(0.06)
Total distributions	(0.17)		(0.38)	(0.37)	(0.45)	(0.49)	(0.43)

Net asset value, end of period	$9.97		$9.60	$9.36	$9.29	$10.56	$10.56

Total return	5.73	%(3)	6.70%	4.74%	(8.03)%	4.73%	3.22%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,188		$84,067	$84,868	$89,752	$109,503	$117,478
Ratio of expenses to average net assets(1)	1.02	%(4)	1.02%	0.99%	0.93%	0.93%	0.97%
Ratio of expenses to average net assets(2)	0.75	%(4)	0.76%	0.69%	0.65%	0.67%	0.95%
Ratio of net investment income to average net assets	3.56	%(4)	3.99%	3.87%	3.83%	3.79%	3.51%
Portfolio turnover rate	17	%(3)	146%	307%	213%	283%	149%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits but exclusive of the fee waivers, would have been 1.01%, 0.94%, 0.90%, 0.92%, and 0.96% for the years ended February 28, 2010, February 28, 2009, February 29, 2008, February 28, 2007, and February 28, 2006, respectively and would not have changed for the other period shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Tax Exempt Fund, Inc. – The National Bond Portfolio (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Tax Exempt Fund, Inc. – The National Bond Portfolio (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional general municipal debt funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other retail front-end load and no-load general municipal debt funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load general municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

The Value Line Tax Exempt Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. Although the Fund’s management fee rate for the most recent fiscal year was slightly higher than that of both the Expense Group average and the Expense Universe average, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive all of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets for the one-year period ended June 30, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through June 30, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. As a result of this Rule 12b-1 fee waivers the Board noted that the Fund’s total expense ratio after giving effect to this waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

1	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

The Value Line Tax Exempt Fund, Inc.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

The Value Line Tax Exempt Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1984	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer and Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006-present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 8, 2010